SEI INSTITUTIONAL INTERNATIONAL TRUST

Emerging Markets Equity Fund

Emerging Markets Debt Fund

Supplement Dated July 17, 2007
to the Class A Shares Prospectus Dated January 31, 2007

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Emerging Markets Equity and Emerging Markets Debt Funds.

Change in Sub-Adviser for the Emerging Markets Equity Fund

In the sub-section entitled “Emerging Markets Equity Fund” under the section entitled “Sub-Advisers and Portfolio Managers,” the following paragraph is hereby added:

PanAgora Asset Management, Inc.: PanAgora Asset Management, Inc. (PanAgora), located at 260 Franklin Street, 22nd Floor, Boston, MA 02110, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals at PanAgora manages the portion of the Emerging Markets Equity Fund’s assets allocated to PanAgora. The team consists of Ronald Hua, CFA, Edward Qian, Ph.D., CFA, Sanjoy Ghosh, Ph.D., Kenneth Masse, CFA, George Mussalli, CFA and Jane Zhao, Ph.D. Mr. Hua, Chief Investment Officer, oversees all equity strategies. Mr. Qian, Director of Macro-Strategies, oversees macro research and portfolio management. Mr. Ghosh is responsible for managing the Dynamic Equity strategies and ensuring the efficacy of the investment model. Mr. Masse is responsible for the trading and implementation of client portfolios that employ PanAgora’s Dynamic investment strategies. Mr. Mussalli contributes to research supporting the Dynamic Equity strategies and is responsible for developing the Fundamental Valuation model. Mr. Mussalli is also a portfolio manager responsible for U.S. Active Equity Investments. Ms. Zhao contributes to research supporting the Dynamic Equity strategies. Prior to joining PanAgora, Ms. Zhao worked at China Insurance and Investment Co. and Risk Management and Technology Ltd. Messrs. Hua, Ghosh and Mussalli joined PanAgora from Putnam Investments in 2004. Mr. Hua had been with Putnam since 1999, where he contributed to quantitative research and analysis that supported all structured equity portfolios, including U.S. large cap and international strategies. Mr. Ghosh had been with Putnam since 2000 where he was a portfolio manager on the structured equity team. Mr. Mussalli had been a vice president and portfolio manager on Putnam’s structured equity team since 2000.

There are no other changes to the sub-advisers of the Emerging Markets Equity Fund.

Change in Portfolio Managers for the Emerging Markets Debt Fund

In the sub-section entitled “Emerging Markets Debt Fund” under the section entitled “Sub-Advisers and Portfolio Managers,” the text relating to ING Investment Management Co. is hereby deleted and replaced with the following:

ING Investment Management Co.: ING Investment Management Co. (ING IM), located at 230 Park Avenue, 13th Floor, New York, New York 10169, serves as a Sub-Adviser to the Emerging

Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund’s assets allocated to ING IM. Daniel Eustaquio, a Senior Portfolio Manager, is responsible for managing emerging markets portfolios. He has been with ING IM since October 1998 and has 18 years of investment experience. Gorky Urquieta, a Senior Investment Manager and deputy head of ING IM’s Emerging Markets Debt Team, is responsible for security selection, research, asset allocation and trading. Mr. Urquieta has been with ING IM since 1997.

There are no other changes to the portfolio managers of the Emerging Markets Debt Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-451 (7/07)

SEI INSTITUTIONAL INTERNATIONAL TRUST

Emerging Markets Equity Fund

Emerging Markets Debt Fund

Supplement Dated July 17, 2007
to the Statement of Additional Information (“SAI”) Dated January 31, 2007

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Emerging Markets Equity and Emerging Markets Debt Funds.

Change in Sub-Adviser for the Emerging Markets Equity Fund

In the sub-section entitled “The Sub-Advisers” under the section entitled “The Adviser and Sub-Advisers,” the following paragraph is hereby added:

PANAGORA ASSET MANAGEMENT, INC.—PanAgora Asset Management, Inc. (“PanAgora”) serves as a sub-adviser to the Emerging Markets Equity Fund. PanAgora, a Delaware Corporation founded in 1985, is independently owned and operated by Putnam Investments and Nippon Life Insurance (NLI). Putnam Investments, the majority owner, owns 80% of voting shares, and NLI owns the remaining 20% of voting shares.

In addition, in the sub-section entitled “Portfolio Management” under the section entitled “The Adviser and Sub-Advisers,” the following text is hereby added:

PanAgora

Compensation.  SIMC pays PanAgora a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between PanAgora and SIMC. PanAgora pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended May 31, 2007.

All of PanAgora’s investment professionals receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses, which can exceed 100% of salary. All employees are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. Portfolio managers have specific goals regarding the investment performance of the accounts they manage and not the revenue associated with these accounts.

PanAgora’s employees are included in the Equity Partnership Plan offered by their parent company, Putnam Investments. Under the terms of the Plan, up to 15% of the equity in the parent company may be issued in new, non-voting shares and distributed to company professionals.

Ownership of Fund Shares.  As of May 31, 2007, PanAgora’s portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts.  As of May 31, 2007, in addition to the Emerging Markets Equity Fund, PanAgora’s portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Eric Sorensen	#		#		#
Ronald Hua	11	$1,037,812,316	9*	$1,647,798,921	38*	$5,618,795,219
Edward Qian	11	$1,037,812,316	9*	$1,647,798,921	38*	$5,618,795,219
Sanjoy Ghosh	11	$1,037,812,316	9*	$1,647,798,921	38*	$5,618,795,219
Kenneth Masse	11	$1,037,812,316	9*	$1,647,798,921	38*	$5,618,795,219
George Mussalli	11	$1,037,812,316	9*	$1,647,798,921	38*	$5,618,795,219
Jane Zhao	11	$1,037,812,316	9*	$1,647,798,921	38*	$5,618,795,219

# Eric Sorensen is CEO of PanAgora and as such has oversight of the Firm’s accounts.

*Certain accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests.  The portfolio managers’ management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Emerging Markets Equity Fund’s investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include retirement plans and separately managed accounts, as well as incubated accounts. The Other Accounts might have similar investment objectives as the Emerging Markets Equity Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Emerging Markets Equity Fund. While the portfolio managers’ management of Other Accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Emerging Markets Equity Fund. Because of their positions with the Emerging Markets Equity Fund, the portfolio managers know the size, timing and possible market impact of Emerging Markets Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Emerging Markets Equity Fund. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers’ management of the Emerging Markets Equity Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Emerging Markets Equity Fund. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Emerging Markets Equity Fund. Notwithstanding this theoretical conflict of interest, it is PanAgora’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Emerging Markets Equity Fund, such securities might not be suitable for the Emerging Markets Equity Fund given their investment objectives and related restrictions.

There are no other changes to the sub-advisers of the Emerging Markets Equity Fund.

Change in Portfolio Managers for the Emerging Markets Debt Fund

In sub-section entitled “Portfolio Management” under the section entitled “The Adviser and Sub-Advisers,” the section related to Other Accounts managed by ING Investment Management Co.’s portfolio managers is hereby deleted and replaced with the following:

Other Accounts. As of March 31, 2007, ING IM’s portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Daniel Eustaquio	3	$274,000,000	11	$8,601,000,000	1	$204,000,000
Gorky Urquieta	3	$274,000,000	11	$8,601,000,000	1	$204,000,000

* None of the accounts managed are subject to performance fees.

There are no other changes to the portfolio managers of the Emerging Markets Debt Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-452 (7/07)